Execution Version

AMENDMENT NO. 1 TO
SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of January 30, 2026, and effective as of Amendment No. 1 Effective Date (as defined below), by and among VISTA CREDIT STRATEGIC LENDING CORP., a Maryland corporation (the “Borrower”), ING CAPITAL LLC, as administrative agent for the Lenders (as defined below) under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), the Consenting Lenders (as defined below), ING CAPITAL LLC, as issuing bank under the Credit Agreement (the “Issuing Bank”), and, solely for purposes of Section 2.9, the entities identified as Subsidiary Guarantors on the signature pages hereto (the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”), is made with respect to the Senior Secured Revolving Credit Agreement, dated as of September 5, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time party thereto as lenders (the “Lenders”), the Issuing Bank and the Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement (as amended by this Amendment, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to make certain changes and modifications to the terms of the Existing Credit Agreement relating to the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act (Trennbankengesetz)), as amended, as provided in this Amendment (collectively, the “Amendments”);

WHEREAS, the Administrative Agent, the Issuing Bank and the Lenders party hereto which constitute all the Lenders under the Existing Credit Agreement (the “Consenting Lenders”) have agreed to the Amendments, on the terms, and subject to the conditions, set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I
AMENDMENTS
1.1.
Amendments to the Existing Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth below, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underline text) as set forth in the Credit Agreement attached hereto as Annex A.

SECTION II
MISCELLANEOUS
2.1.
Conditions to Effectiveness of this Amendment. This Amendment shall become effective on and as of the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions precedent shall have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):
(a)
the Administrative Agent shall have received from each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;
(b)
the Borrower shall have paid, or substantially concurrently with the Amendment No. 1 Effective Date shall pay, Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements related to this Amendment invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date; and
(c)
prior to, or substantially concurrently with the Amendment No. 1 Effective Date, the Administrative Agent shall have received, pursuant to and to the extent required under Section 9.03 of the Existing Credit Agreement, all reasonable and documented out-of-pocket fees and expenses related to this Agreement due and owing by the Obligors on the Amendment No. 1 Effective Date.
2.2.
Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, each Consenting Lender and the Issuing Bank that, as of the date hereof and after giving effect to this Amendment:
(a)
This Amendment has been duly authorized, executed and delivered by each Obligor, and constitutes a legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)
The execution, delivery and performance by each Obligor of this Amendment and the consummation of the other transactions contemplated hereby, (i) are within such Obligor’s corporate or limited liability company, as applicable, powers, (ii) do not require any consent or approval of registration or filing with, or any other action by, any Governmental Authority, except for (x) such as have been or will be obtained or made and are in full force and effect and (y) filings and recordings in respect of the Liens created pursuant to the Security Documents, (iii) will not violate any applicable law or regulation or the charters, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority (including the Investment Company Act and the rules, regulations and orders issued by the SEC thereunder), (iv) will not violate or result in a default in any material respect under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (v) except for Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.
(c)
The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or as to any such representations and warranties that refer to a specific date, as of such specific date.
(d)
No Default or Event of Default has occurred or is continuing under the Credit Agreement.
2.3.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
2.4.
Payment of Expenses. The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement, the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment.
2.5.
GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE

TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
2.7.
Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09(b), 9.09(c), 9.09(d) and 9.12 of the Existing Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.
2.8.
Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Existing Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Existing Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
2.9.
Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the date hereof and on the Amendment No. 1 Effective Date (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of the Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

VISTA CREDIT STRATEGIC LENDING CORP.,
as Borrower

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

BDC CA LENDER, LLC, as a Subsidiary Guarantor

By: Vista Strategic Lending Corp., its sole member

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

VCSL FUNDING 2 LLC, as a Subsidiary Guarantor

By: Vista Strategic Lending Corp., its sole member

By: /s/ Ross Teune
Name: Ross Teune
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as a Consenting Lender and Issuing Bank

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

MUFG BANK, LTD, as a Consenting Lender

By:/s/ Jamie Navoni
Name: Jamie Navoni
Title: Director

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Consenting Lender

By: /s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President

[Signature Page to Amendment No. 1 to Senior Secured Revolving Credit Agreement]